Exhibit 99.1

FOR IMMEDIATE RELEASE

July 29, 2021

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS FOURTH QUARTER AND FISCAL YEAR END 2021 RESULTS

Fairfield, N.J., July 29, 2021 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended June 30, 2021 of $18.5 million, or $0.24 per diluted share, compared to $16.4 million, or $0.20 per diluted share, for the quarter ended March 31, 2021. The results for the quarter ended June 30, 2021 were favorably impacted by a provision for credit loss reversal of $4.9 million, reflecting the impact of an improved economic forecast and credit risk outlook.

For the fiscal year ended June 30, 2021, the Company reported net income of $63.2 million, or $0.77 per diluted share, compared to $45.0 million, or $0.55 per diluted share, for the fiscal year ended June 30, 2020. Excluding the impact of non-recurring items, including items associated with the Company’s acquisition of MSB Financial Corp. (“MSB”), net income for the fiscal year ended June 30, 2021 would have been $66.7 million, or $0.81 per diluted share.

Craig L. Montanaro, President and Chief Executive Officer, commented, “This fiscal year, while challenging in many respects, represented a significant step forward in our evolution as a full-service community bank. The incremental reallocation of our balance sheet, with a particular focus on high-value commercial loan and deposit relationships, has led to noteworthy improvements in net interest margin, net income and earnings per share. Along with our improved performance has come a cultural evolution for the Company, with an enhanced focus, both strategically and financially, on technological excellence and the client experience. While these elements are crucial to our future prosperity, we must stay true to our core beliefs that our people, performance and relationships are the bedrock of our success. To us, this means never straying from our roots in the communities that we serve and retaining the local decision making authority which has defined us for over 130 years.”

Fiscal Year End 2021 Highlights

•	Net income increased 40.6%, to $63.2 million, while earnings per share increased 39.5%, to $0.77 per diluted share.
•	Net interest margin increased 30 basis points to 2.75%, while net interest income increased 23.5% to $184.5 million.
•	Completed acquisition of MSB on July 10, 2020 adding total assets of $581.9 million, net loans of $530.2 million and total deposits of $460.2 million.
•	Core non-maturity deposits, excluding acquired balances, grew $712.5 million, or 27.5%, including organic growth of 29.4% in non-interest-bearing deposits.
•	Gain on sale of loans increased $2.4 million, or 75.0%, largely driven by increased mortgage banking activity.

Balance Sheet Summary

•	Total assets at June 30, 2021, were $7.28 billion, a decrease of $74.3 million, or 1.0%, from March 31, 2021 and an increase of $525.6 million, or 7.8%, from June 30, 2020.
•

Deposits totaled $5.49 billion at June 30, 2021, an increase of $110.9 million, or 2.1%, from March 31, 2021 and $1.1 billion, or 23.8%, from June 30, 2020. For those same comparative periods core non-maturity deposits increased by $33.1 million and $1.02 billion, respectively.

•	Loans receivable totaled $4.85 billion at June 30, 2021, an increase of $53.2 million, or 1.1%, from March 31, 2021 and $353.0 million, or 7.8%, from June 30, 2020.
•	Investment securities totaled $1.72 billion at June 30, 2021, a decrease of $91.1 million, or 5.0%, from March 31, 2021 and an increase of $296.7 million, or 20.9%, from June 30, 2020.
•	Borrowings totaled $685.9 million at June 30, 2021, a decrease of $179.9 million, or 20.8% from March 31, 2021 and $487.3 million, or 41.5% from June 30, 2020.

Operating Results

Performance Highlights

•

Return on average assets (“ROAA”) improved to 1.01% and 0.86%, for the quarter and year ended June 30, 2021, respectively. Excluding the impact of non-recurring items, ROAA would have been 1.04% and 0.91% for the same comparative periods.

•

Return on average equity improved to 7.01% and 5.79% for the quarter and year ended June 30, 2021, respectively, while return on average tangible equity improved to 8.81% and 7.22% for the same comparative periods. Excluding the impact of non-recurring items, return on average tangible equity would have been 9.04% and 7.61% for the quarter and year ended June 30, 2021, respectively.

Net Interest Income and Net Interest Margin

•

Net interest margin increased four basis points to 2.87% for the quarter ended June 30, 2021 and 30 basis points to 2.75% for the year ended June 30, 2021. The increase in net interest margin was largely the result of a reduction in the cost of interest-bearing liabilities and an increase in the average balance of non-interest-bearing deposits, partially offset by a decrease in the yield on interest-earning assets.

•

Net interest income increased by $532,000 to $48.2 million for the quarter ended June 30, 2021 from $47.6 million for the quarter ended March 31, 2021. Included in net interest income, for the quarters ended June 30, 2021 and March 31, 2021, was purchase accounting accretion of $3.1 million and $4.8 million, respectively. For the year ended June 30, 2021, net interest income increased by $35.2 million, or 23.5%, to $184.5 million from $149.4 million for the year ended June 30, 2020.

Non-Interest Income

•

Fees and service charges totaled $1.3 million for the quarter ended June 30, 2021, unchanged from the quarter ended March 31, 2021. For the year ended June 30, 2021 fees and service charges decreased by $1.0 million to $5.6 million, largely attributable to a decrease of $836,000 in loan pre-payment penalty income to $3.8 million.

•

Gain on sale and call of securities totaled $313,000 for the quarter ended June 30, 2021 compared to $18,000 for the quarter ended March 31, 2021. For the year ended June 30, 2021, gain on sale and call of securities totaled $767,000 compared to $2.3 million for the year ended June 30, 2020.

•

Gain on sale of loans decreased by $580,000 to $363,000 for the quarter ended June 30, 2021 from $943,000 for the quarter ended March 31, 2021. The decrease was largely attributable to the strategic decision to retain a comparatively greater percentage of originated loans within the portfolio. For the year ended June 30, 2021, gain on sale of loans totaled $5.6 million compared to $3.2 million for the year ended June 30, 2020. This growth largely reflected increases in both the volume and net price of residential mortgage loans originated and sold during the period and, to a lesser extent, $352,000 of gains on sale of Paycheck Protection Program (“PPP”) loans.

•	For the year ended June 30, 2021, a non-recurring bargain purchase gain of $3.1 million was recognized in conjunction with the acquisition of MSB.
•

Included in other income for the quarter and year ended June 30, 2021 were non-recurring gains of $205,000 and $1.0 million, respectively, attributable to the sale of properties which previously served as a Kearny Bank retail branch locations and were sold in connection with branch consolidation activities.

Non-Interest Expense

•

Non-interest expense increased by $2.2 million to $32.0 million for the quarter ended June 30, 2021 compared to $29.8 million for the quarter ended March 31, 2021. The increase was largely attributable to asset impairment charges of $2.0 million as described in further detail below.

•

Non-interest expense increased by $18.3 million to $125.9 million for the year ended June 30, 2021 compared to $107.6 million for the year ended June 30, 2020. This increase was largely attributable to increases in personnel, technology and occupancy expense associated, in part, with the MSB acquisition, along with increases in merger-related expense, FDIC insurance expense and other expense.

•

Included in other expense for the quarter and year ended June 30, 2021 were asset impairment charges totaling $2.0 million and $2.7 million, respectively. These charges, for the quarter and year ended June 30, 2021, primarily reflected net losses of $1.2 million and $1.9 million, respectively, arising from the transfer of various branch and administrative facilities to held-for-sale status. An additional impairment of $800,000 was recognized during the quarter ended June, 30, 2021 attributable to the partial write-down of the value of the Company’s equity investment in a start-up financial technology company whose remaining book value totaled $200,000 as of that date.

•

Also included in other expense, for the quarter and year ended June 30, 2021, were provisions for credit losses on off-balance sheet credit exposures, as required under the Current Expected Credit Loss (“CECL”) standard, of $443,000 and $1.2 million, respectively. No such expense was recorded in the fiscal year ended June 30, 2020.

•

The efficiency and non-interest expense ratios were 60.86% and 1.75%, respectively, for the quarter ended June 30, 2021 and 60.16% and 1.72%, respectively, for the year ended June 30, 2021. Excluding the impact of non-recurring items, the efficiency and non-interest expense ratios for the year ended June 30, 2021 would have been 58.22% and 1.62%, respectively.

Income Taxes

•

Income tax expense totaled $7.0 million for the quarter ended June 30, 2021 compared to $5.7 million for the quarter ended March 31, 2021, resulting in effective tax rates of 27.6% and 25.9%, respectively. For the year ended June 30, 2021, income tax expense was $21.3 million compared to $12.3 million for the year ended June 30, 2020 resulting in effective tax rates of 25.2% and 21.5%, respectively.

Asset Quality

•

The balance of non-performing loans totaled $79.8 million, or 1.64% of total loans, at June 30, 2021, compared to $71.4 million, or 1.49% of total loans, at March 31, 2021 and $36.7 million, or 0.82% of total loans, at June 30, 2020.

•	As of June 30, 2021, the Company had active COVID-19 payment deferrals on 10 loans totaling $5.6 million, representing 0.12% of total loans.
•

Net charge offs totaled $656,000, or 0.05% of average loans, for the quarter ended June 30, 2021 compared to $750,000, or 0.06% of average loans, for the quarter ended March 31, 2021. Net charge offs for the quarter were largely attributable to the partial charge-off of one wholesale commercial business loan totaling $592,000. For the year ended June 30, 2021, net charge offs totaled $1.6 million, or 0.03% of average loans, compared to $144,000, or 0.00% of average loans, for the year ended June 30, 2020.

•

For the quarter and year ended June 30, 2021, the Company recorded provision for credit loss reversals of $4.9 million and $1.1 million, respectively, compared to provision for credit losses of $1.1 million for the quarter ended March 31, 2021 and $4.2 million for the year ended June 30, 2020. The provision reversals for the quarter and year ended June 30, 2021 primarily reflected an improved economic forecast and credit risk outlook resulting in a release of reserves within multiple loan segments. By comparison, the provision for the year ended June 30, 2020 was largely attributable to increases in qualitative factors associated with the economic impact of COVID-19.

•

The Allowance for Credit Losses (“ACL”) totaled $58.2 million, or 1.19% of total loans, at June 30, 2021, a decrease from $63.8 million, or 1.32% of total loans at March 31, 2021 and an increase from $37.3 million, or 0.82% of total loans, at June 30, 2020. As previously disclosed, on July 1, 2020, the Company adopted ASU 2016-13, also known as the CECL standard. At adoption, the Company increased its ACL by $19.6 million and $536,000, respectively, for loans and off-balance sheet credit exposures and recognized a cumulative effect adjustment that reduced stockholders’ equity by $14.2 million, net of tax.

•

On July 10, 2020 the Company completed its acquisition of MSB, which resulted in an increase to the ACL of $9.0 million. Of this increase, $3.9 million was attributable to PCD loans and was recorded as an adjustment to their amortized cost basis. The remaining $5.1 million increase was attributable to non-PCD loans and was recorded via a provision for credit losses.

Capital

•

During the quarter and year ended June 30, 2021, the Company repurchased 3,031,820 and 10,567,073 shares of common stock at a cost of $38.5 million and $119.0 million, or $12.68 and $11.26 per share, respectively.

•

For the quarter ended June 30, 2021, the Company increased its quarterly cash dividend to $0.10 per common share. For the year ended June 30, 2021, cash dividends paid totaled $0.35 per share, an increase of 20.7% from the year ended June 30, 2020.

•

Book value per share totaled $13.21 at June 30, 2021, an increase of $0.23 from March 31, 2021 and $0.25 from June 30, 2020, while tangible book value per share totaled $10.49 at June 30, 2021, an increase of $0.13 from March 31, 2021 and $0.10 from June 30, 2020.

•

At June 30, 2021, the Company’s ratio of tangible equity to tangible assets equaled 11.72% and the regulatory capital ratios, of both the Company and the Bank, were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

In addition, the COVID-19 pandemic has had, and may continue to have, an adverse impact on the Company, its clients and the communities it serves. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 pandemic on our business. The extent of such impact will depend on future developments, which are highly uncertain, including whether the coronavirus can continue to be controlled and abated and if the economy is able to remain open. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially remain open, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for credit losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; due to a decline in our stock price or other factors, goodwill may become impaired and be required to be written down; and our cyber security risks are increased as the result of an increase in the number of employees working remotely.

Category: Earnings

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	June 30,	March 31,	Variance	or Change
Except Per Share Data, Unaudited)	2021	2021	or Change	Pct.
Assets
Cash and cash equivalents	$67,855	$108,991	$(41,136)	-37.7%
Securities available for sale	1,676,864	1,778,970	(102,106)	-5.7%
Securities held to maturity	38,138	27,168	10,970	40.4%
Loans held-for-sale	16,492	5,172	11,320	218.9%
Loans receivable	4,851,394	4,798,239	53,155	1.1%
Less: allowance for credit losses on loans	(58,165)	(63,762)	5,597	-8.8%
Net loans receivable	4,793,229	4,734,477	58,752	1.2%
Premises and equipment	56,338	60,360	(4,022)	-6.7%
Federal Home Loan Bank stock	36,615	45,578	(8,963)	-19.7%
Accrued interest receivable	19,362	20,562	(1,200)	-5.8%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	3,705	3,888	(183)	-4.7%
Bank owned life insurance	283,310	281,765	1,545	0.5%
Deferred income taxes, net	29,323	32,230	(2,907)	-9.0%
Other real estate owned	178	178	-	0.0%
Other assets	51,431	47,760	3,671	7.7%
Total assets	$7,283,735	$7,357,994	$(74,259)	-1.0%

Liabilities
Deposits:
Non-interest-bearing	$593,718	$545,746	$47,972	8.8%
Interest-bearing	4,891,588	4,828,706	62,882	1.3%
Total deposits	5,485,306	5,374,452	110,854	2.1%
Borrowings	685,876	865,763	(179,887)	-20.8%
Advance payments by borrowers for taxes	15,752	15,300	452	3.0%
Other liabilities	53,857	38,667	15,190	39.3%
Total liabilities	6,240,791	6,294,182	(53,391)	-0.8%

Stockholders' Equity
Common stock	790	820	(30)	-3.7%
Paid-in capital	654,396	691,280	(36,884)	-5.3%
Retained earnings	408,367	397,594	10,773	2.7%
Unearned ESOP shares	(26,753)	(27,239)	486	-1.8%
Accumulated other comprehensive income	6,144	1,357	4,787	352.8%
Total stockholders' equity	1,042,944	1,063,812	(20,868)	-2.0%
Total liabilities and stockholders' equity	$7,283,735	$7,357,994	$(74,259)	-1.0%

Consolidated capital ratios
Equity to assets	14.32%	14.46%	-0.14%
Tangible equity to tangible assets (1)	11.72%	11.89%	-0.17%

Share data
Outstanding shares	78,965	81,943	(2,978)	-3.6%
Book value per share	$13.21	$12.98	$0.23	1.7%
Tangible book value per share (2)	$10.49	$10.36	$0.13	1.2%

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	June 30,	March 31,	Variance	or Change
Except Per Share Data, Unaudited)	2021	2021	or Change	Pct.
Interest income
Loans	$47,562	$49,307	$(1,745)	-3.5%
Taxable investment securities	8,304	7,891	413	5.2%
Tax-exempt investment securities	355	410	(55)	-13.4%
Other interest-earning assets	549	705	(156)	-22.1%
Total Interest Income	56,770	58,313	(1,543)	-2.6%

Interest expense
Deposits	5,156	6,670	(1,514)	-22.7%
Borrowings	3,451	4,012	(561)	-14.0%
Total interest expense	8,607	10,682	(2,075)	-19.4%
Net interest income	48,163	47,631	532	1.1%
(Reversal of) provision for credit losses	(4,941)	1,126	(6,067)	-538.8%
Net interest income after (reversal of) provision for credit losses	53,104	46,505	6,599	14.2%

Non-interest income
Fees and service charges	1,325	1,325	-	0.0%
Gain on sale and call of securities	313	18	295	1638.9%
Gain on sale of loans	363	943	(580)	-61.5%
Income from bank owned life insurance	1,545	1,530	15	1.0%
Electronic banking fees and charges	452	456	(4)	-0.9%
Other income	400	1,194	(794)	-66.5%
Total non-interest income	4,398	5,466	(1,068)	-19.5%

Non-interest expense
Salaries and employee benefits	17,777	16,965	812	4.8%
Net occupancy expense of premises	2,998	3,433	(435)	-12.7%
Equipment and systems	3,575	3,823	(248)	-6.5%
Advertising and marketing	581	567	14	2.5%
Federal deposit insurance premium	490	488	2	0.4%
Directors' compensation	749	748	1	0.1%
Other expense	5,816	3,792	2,024	53.4%
Total non-interest expense	31,986	29,816	2,170	7.3%
Income before income taxes	25,516	22,155	3,361	15.2%
Income taxes	7,033	5,732	1,301	22.7%
Net income	$18,483	$16,423	$2,060	12.5%

Net income per common share (EPS)
Basic	$0.24	$0.20	$0.04
Diluted	$0.24	$0.20	$0.04

Dividends declared
Cash dividends declared per common share	$0.10	$0.09	$0.01
Cash dividends declared	$7,710	$7,205	$505
Dividend payout ratio	41.7%	43.9%	-2.2%

Weighted average number of common shares outstanding
Basic	77,658	80,673	(3,015)
Diluted	77,680	80,690	(3,010)

	For the three months ended			Variance
Average Balance Sheet Data	June 30,	March 31,	Variance	or Change
(Dollars in Thousands, Unaudited)	2021	2021	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,817,980	$4,816,592	$1,388	0.0%
Taxable investment securities	1,720,838	1,674,223	46,615	2.8%
Tax-exempt investment securities	63,047	73,573	(10,526)	-14.3%
Other interest-earning assets	117,212	169,291	(52,079)	-30.8%
Total interest-earning assets	6,719,077	6,733,679	(14,602)	-0.2%
Non-interest-earning assets	609,762	617,440	(7,678)	-1.2%
Total assets	$7,328,839	$7,351,119	$(22,280)	-0.3%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,930,193	$1,831,617	$98,576	5.4%
Savings	1,118,402	1,084,981	33,421	3.1%
Certificates of deposit	1,934,650	1,904,234	30,416	1.6%
Total interest-bearing deposits	4,983,245	4,820,832	162,413	3.4%
Borrowings:
Federal Home Loan Bank advances	665,802	865,690	(199,888)	-23.1%
Other borrowings	6,670	-	6,670	0.0%
Total borrowings	672,472	865,690	(193,218)	-22.3%
Total interest-bearing liabilities	5,655,717	5,686,522	(30,805)	-0.5%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	566,632	525,018	41,614	7.9%
Other non-interest-bearing liabilities	52,292	57,018	(4,726)	-8.3%
Total non-interest-bearing liabilities	618,924	582,036	36,888	6.3%
Total liabilities	6,274,641	6,268,558	6,083	0.1%
Stockholders' equity	1,054,198	1,082,561	(28,363)	-2.6%
Total liabilities and stockholders' equity	$7,328,839	$7,351,119	$(22,280)	-0.3%

Average interest-earning assets to average interest-bearing liabilities	118.80%	118.41%	0.39%	0.3%

	For the three months ended
	June 30,	March 31,	Variance
Performance Ratio Highlights	2021	2021	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	3.95%	4.09%	-0.14%
Taxable investment securities	1.93%	1.89%	0.04%
Tax-exempt investment securities (1)	2.25%	2.23%	0.02%
Other interest-earning assets	1.87%	1.67%	0.20%
Total interest-earning assets	3.38%	3.46%	-0.08%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.27%	0.34%	-0.07%
Savings	0.15%	0.21%	-0.06%
Certificates of deposit	0.71%	0.96%	-0.25%
Total interest-bearing deposits	0.41%	0.55%	-0.14%
Borrowings:
Federal Home Loan Bank advances	2.07%	1.85%	0.22%
Other borrowings	0.07%	0.00%	0.07%
Total borrowings	2.05%	1.85%	0.20%
Total interest-bearing liabilities	0.61%	0.75%	-0.14%

Interest rate spread (2)	2.77%	2.71%	0.06%
Net interest margin (3)	2.87%	2.83%	0.04%

Non-interest income to average assets (annualized)	0.24%	0.30%	-0.06%
Non-interest expense to average assets (annualized)	1.75%	1.62%	0.13%

Efficiency ratio (4)	60.86%	56.15%	4.71%

Return on average assets (annualized)	1.01%	0.89%	0.12%
Return on average equity (annualized)	7.01%	6.07%	0.94%
Return on average tangible equity (annualized) (5)	8.81%	7.57%	1.24%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	June 30,	June 30,	Variance	or Change
Except Per Share Data, Unaudited)	2021	2020	or Change	Pct.
Assets
Cash and cash equivalents	$67,855	$180,967	$(113,112)	-62.5%
Securities available for sale	1,676,864	1,385,703	291,161	21.0%
Securities held to maturity	38,138	32,556	5,582	17.1%
Loans held-for-sale	16,492	20,789	(4,297)	-20.7%
Loans receivable, including yield adjustments	4,851,394	4,498,397	352,997	7.8%
Less: allowance for credit losses on loans	(58,165)	(37,327)	(20,838)	55.8%
Net loans receivable	4,793,229	4,461,070	332,159	7.4%
Premises and equipment	56,338	57,389	(1,051)	-1.8%
Federal Home Loan Bank of New York stock	36,615	58,654	(22,039)	-37.6%
Accrued interest receivable	19,362	17,373	1,989	11.4%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	3,705	3,995	(290)	-7.3%
Bank owned life insurance	283,310	262,380	20,930	8.0%
Deferred income tax assets, net	29,323	25,480	3,843	15.1%
Other real estate owned	178	178	-	0.0%
Other assets	51,431	40,746	10,685	26.2%
Total assets	$7,283,735	$6,758,175	$525,560	7.8%

Liabilities
Deposits:
Non-interest-bearing	$593,718	$419,138	$174,580	41.7%
Interest-bearing	4,891,588	4,011,144	880,444	21.9%
Total deposits	5,485,306	4,430,282	1,055,024	23.8%
Borrowings	685,876	1,173,165	(487,289)	-41.5%
Advance payments by borrowers for taxes	15,752	16,569	(817)	-4.9%
Other liabilities	53,857	53,982	(125)	-0.2%
Total liabilities	6,240,791	5,673,998	566,793	10.0%

Stockholders' Equity
Common stock	790	837	(47)	-5.6%
Paid-in capital	654,396	722,871	(68,475)	-9.5%
Retained earnings	408,367	387,911	20,456	5.3%
Unearned ESOP shares	(26,753)	(28,699)	1,946	-6.8%
Accumulated other comprehensive income	6,144	1,257	4,887	388.8%
Total stockholders' equity	1,042,944	1,084,177	(41,233)	-3.8%
Total liabilities and stockholders' equity	$7,283,735	$6,758,175	$525,560	7.8%

Consolidated capital ratios
Equity to assets	14.32%	16.04%	-1.72%
Tangible equity to tangible assets (1)	11.72%	13.29%	-1.57%

Share data
Outstanding shares	78,965	83,663	(4,698)	-5.6%
Book value per share	$13.21	$12.96	$0.25	1.9%
Tangible book value per share (2)	$10.49	$10.39	$0.10	1.0%

Summary Income Statement	For the year ended			Variance
(Dollars and Shares in Thousands,	June 30,	June 30,	Variance	or Change
Except Per Share Data, Unaudited)	2021	2020	or Change	Pct.
Interest income
Loans	$198,515	$187,003	$11,512	6.2%
Taxable investment securities	31,238	39,321	(8,083)	-20.6%
Tax-exempt investment securities	1,652	2,393	(741)	-31.0%
Other interest-earning assets	2,955	4,491	(1,536)	-34.2%
Total Interest Income	234,360	233,208	1,152	0.5%

Interest expense
Deposits	31,535	58,852	(27,317)	-46.4%
Borrowings	18,316	25,002	(6,686)	-26.7%
Total interest expense	49,851	83,854	(34,003)	-40.6%
Net interest income	184,509	149,354	35,155	23.5%
(Reversal of) provision for credit losses	(1,121)	4,197	(5,318)	-126.7%
Net interest income after (reversal of) provision for credit losses	185,630	145,157	40,473	27.9%

Non-interest income
Fees and service charges	5,622	6,647	(1,025)	-15.4%
Gain on sale and call of securities	767	2,250	(1,483)	-65.9%
Gain on sale of loans	5,574	3,186	2,388	75.0%
Loss on sale of real estate owned	-	(28)	28	-100.0%
Income from bank owned life insurance	6,267	6,225	42	0.7%
Electronic banking fees and charges	1,717	1,245	472	37.9%
Bargain purchase gain	3,053	-	3,053	0.0%
Other income	1,751	194	1,557	802.6%
Total non-interest income	24,751	19,719	5,032	25.5%

Non-interest expense
Salaries and employee benefits	68,800	62,015	6,785	10.9%
Net occupancy expense of premises	12,673	11,424	1,249	10.9%
Equipment and systems	14,870	11,755	3,115	26.5%
Advertising and marketing	2,161	2,788	(627)	-22.5%
Federal deposit insurance premium	1,940	286	1,654	578.3%
Directors' compensation	2,993	3,079	(86)	-2.8%
Merger-related expenses	4,349	951	3,398	357.3%
Debt extinguishment expenses	796	2,156	(1,360)	-63.1%
Other expense	17,303	13,170	4,133	31.4%
Total non-interest expense	125,885	107,624	18,261	17.0%
Income before income taxes	84,496	57,252	27,244	47.6%
Income taxes	21,263	12,287	8,976	73.1%
Net income	$63,233	$44,965	$18,268	40.6%

Net income per common share (EPS)
Basic	$0.77	$0.55	$0.22
Diluted	$0.77	$0.55	$0.22

Dividends declared
Cash dividends declared per common share	$0.35	$0.29	$0.06
Cash dividends declared	$28,538	$23,733	$4,805
Dividend payout ratio	45.1%	52.8%	-7.7%

Weighted average number of common shares outstanding
Basic	82,387	82,409	(22)
Diluted	82,391	82,430	(39)

	For the year ended			Variance
Average Balance Sheet Data	June 30,	June 30,	Variance	or Change
(Dollars in Thousands, Unaudited)	2021	2020	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,866,436	$4,568,816	$297,620	6.5%
Taxable investment securities	1,571,452	1,291,516	279,936	21.7%
Tax-exempt investment securities	74,604	111,477	(36,873)	-33.1%
Other interest-earning assets	200,435	122,278	78,157	63.9%
Total interest-earning assets	6,712,927	6,094,087	618,840	10.2%
Non-interest-earning assets	620,934	595,158	25,776	4.3%
Total assets	$7,333,861	$6,689,245	$644,616	9.6%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,726,190	$1,041,188	$685,002	65.8%
Savings	1,066,794	831,832	234,962	28.2%
Certificates of deposit	1,931,887	2,032,046	(100,159)	-4.9%
Total interest-bearing deposits	4,724,871	3,905,066	819,805	21.0%
Borrowings:
Federal Home Loan Bank Advances	931,148	1,236,139	(304,991)	-24.7%
Other borrowings	2,563	56,957	(54,394)	-95.5%
Total borrowings	933,711	1,293,096	(359,385)	-27.8%
Total interest-bearing liabilities	5,658,582	5,198,162	460,420	8.9%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	518,149	334,522	183,627	54.9%
Other non-interest-bearing liabilities	65,737	60,236	5,501	9.1%
Total non-interest-bearing liabilities	583,886	394,758	189,128	47.9%
Total liabilities	6,242,468	5,592,920	649,548	11.6%
Stockholders' equity	1,091,393	1,096,325	(4,932)	-0.4%
Total liabilities and stockholders' equity	$7,333,861	$6,689,245	$644,616	9.6%

Average interest-earning assets to average interest-bearing liabilities	118.63%	117.24%	1.39%	1.2%

	For the year ended
	June 30,	June 30,	Variance
Performance Ratio Highlights	2021	2020	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.08%	4.09%	-0.01%
Taxable investment securities	1.99%	3.04%	-1.05%
Tax-exempt investment securities (1)	2.21%	2.15%	0.06%
Other interest-earning assets	1.47%	3.67%	-2.20%
Total interest-earning assets	3.49%	3.83%	-0.34%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.41%	1.10%	-0.69%
Savings	0.31%	0.81%	-0.50%
Certificates of deposit	1.10%	2.00%	-0.90%
Total interest-bearing deposits	0.67%	1.51%	-0.84%
Borrowings:
Federal Home Loan Bank Advances	1.97%	1.99%	-0.02%
Other borrowings	0.06%	0.74%	-0.68%
Total borrowings	1.96%	1.93%	0.03%
Total interest-bearing liabilities	0.88%	1.61%	-0.73%

Interest rate spread (2)	2.61%	2.22%	0.39%
Net interest margin (3)	2.75%	2.45%	0.30%

Non-interest income to average assets	0.34%	0.29%	0.05%
Non-interest expense to average assets	1.72%	1.61%	0.11%

Efficiency ratio (4)	60.16%	63.66%	-3.50%

Return on average assets	0.86%	0.67%	0.19%
Return on average equity	5.79%	4.10%	1.69%
Return on average tangible equity (5)	7.22%	5.10%	2.12%

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2021	2021	2020	2020	2020
Assets
Cash and cash equivalents	$67,855	$108,991	$129,694	$145,818	$180,967
Securities available for sale	1,676,864	1,778,970	1,695,893	1,508,542	1,385,703
Securities held to maturity	38,138	27,168	29,549	31,576	32,556
Loans held-for-sale	16,492	5,172	12,601	20,170	20,789
Loans receivable	4,851,394	4,798,239	4,828,634	4,954,750	4,498,397
Less: allowance for credit losses on loans	(58,165)	(63,762)	(63,386)	(64,860)	(37,327)
Net loans receivable	4,793,229	4,734,477	4,765,248	4,889,890	4,461,070
Premises and equipment	56,338	60,360	61,181	61,808	57,389
Federal Home Loan Bank stock	36,615	45,578	45,578	55,118	58,654
Accrued interest receivable	19,362	20,562	19,826	20,368	17,373
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	3,705	3,888	4,151	4,420	3,995
Bank owned life insurance	283,310	281,765	280,235	278,639	262,380
Deferred income taxes, net	29,323	32,230	30,846	33,319	25,480
Other real estate owned	178	178	178	178	178
Other assets	51,431	47,760	49,278	49,468	40,746
Total assets	$7,283,735	$7,357,994	$7,335,153	$7,310,209	$6,758,175

Liabilities
Deposits:
Non-interest-bearing	$593,718	$545,746	$518,828	$487,710	$419,138
Interest-bearing	4,891,588	4,828,706	4,793,785	4,552,202	4,011,144
Total deposits	5,485,306	5,374,452	5,312,613	5,039,912	4,430,282
Borrowings	685,876	865,763	865,651	1,077,540	1,173,165
Advance payments by borrowers for taxes	15,752	15,300	16,100	17,008	16,569
Other liabilities	53,857	38,667	48,448	51,689	53,982
Total liabilities	6,240,791	6,294,182	6,242,812	6,186,149	5,673,998

Stockholders' Equity
Common stock	790	820	849	895	837
Paid-in capital	654,396	691,280	724,389	769,269	722,871
Retained earnings	408,367	397,594	388,376	378,134	387,911
Unearned ESOP shares	(26,753)	(27,239)	(27,726)	(28,212)	(28,699)
Accumulated other comprehensive income	6,144	1,357	6,453	3,974	1,257
Total stockholders' equity	1,042,944	1,063,812	1,092,341	1,124,060	1,084,177
Total liabilities and stockholders' equity	$7,283,735	$7,357,994	$7,335,153	$7,310,209	$6,758,175

Consolidated capital ratios
Equity to assets	14.32%	14.46%	14.89%	15.38%	16.04%
Tangible equity to tangible assets (1)	11.72%	11.89%	12.32%	12.81%	13.29%

Share data
Outstanding shares	78,965	81,943	84,938	89,510	83,663
Book value per share	$13.21	$12.98	$12.86	$12.56	$12.96
Tangible book value per share (2)	$10.49	$10.36	$10.33	$10.15	$10.39

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2021	2021	2020	2020	2020
Cash and cash equivalents
Cash and due from depository institutions	$21,463	$20,502	$23,968	$18,628	$20,391
Interest-bearing deposits in other banks	46,392	88,489	105,726	127,190	160,576
Total cash and cash equivalents	$67,855	$108,991	$129,694	$145,818	$180,967

Securities available for sale
Debt securities:
Municipal and state obligations	$34,603	$43,060	$47,763	$50,877	$54,054
Asset-backed securities	242,989	250,741	255,407	258,801	172,447
Collateralized loan obligations	189,880	169,776	196,685	196,398	193,788
Corporate bonds	158,351	173,462	167,168	122,276	143,639
Trust preferred securities	-	2,881	2,866	2,773	2,627
Debt securities	625,823	639,920	669,889	631,125	566,555

Mortgage-backed securities:
Collateralized mortgage obligations	13,739	16,800	20,510	25,770	30,903
Residential pass-through securities	744,491	806,655	705,991	625,715	561,954
Commercial pass-through securities	292,811	315,595	299,503	225,932	226,291
Mortgage-backed securities	1,051,041	1,139,050	1,026,004	877,417	819,148
Total securities available for sale	$1,676,864	$1,778,970	$1,695,893	$1,508,542	$1,385,703

Securities held to maturity
Debt securities:
Municipal and state obligations	$25,824	$27,168	$29,549	$31,576	$32,556
Debt securities:	25,824	27,168	29,549	31,576	32,556

Mortgage-backed securities:
Commercial pass-through securities	12,314	-	-	-	-
Mortgage-backed securities	12,314	-	-	-	-
Total securities held to maturity	$38,138	$27,168	$29,549	$31,576	$32,556

Total securities	$1,715,002	$1,806,138	$1,725,442	$1,540,118	$1,418,259

	At
Supplemental Balance Sheet Highlights	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2021	2021	2020	2020	2020
Loan portfolio composition:
Commercial loans:
Multi-family	$2,039,260	$2,055,396	$2,076,483	$2,110,300	$2,059,568
Nonresidential	1,079,444	1,110,765	1,123,695	1,124,330	960,853
Commercial business	168,951	183,181	202,010	255,888	138,788
Construction	93,804	95,533	90,398	79,178	20,961
Total commercial loans	3,381,459	3,444,875	3,492,586	3,569,696	3,180,170
One- to four-family residential mortgage loans	1,447,721	1,323,485	1,305,351	1,353,197	1,273,022
Consumer loans:
Home equity loans and lines of credit	47,871	59,721	65,298	71,540	82,920
Other consumer loans	3,259	3,445	4,123	4,136	3,991
Total consumer loans	51,130	63,166	69,421	75,676	86,911
Total loans, excluding yield adjustments	4,880,310	4,831,526	4,867,358	4,998,569	4,540,103
Unaccreted yield adjustments	(28,916)	(33,287)	(38,724)	(43,819)	(41,706)
Loans receivable, net of yield adjustments	4,851,394	4,798,239	4,828,634	4,954,750	4,498,397
Less: allowance for credit losses on loans	(58,165)	(63,762)	(63,386)	(64,860)	(37,327)
Net loans receivable	$4,793,229	$4,734,477	$4,765,248	$4,889,890	$4,461,070

Loan portfolio allocation:
Commercial loans:
Multi-family	41.8%	42.5%	42.7%	42.2%	45.3%
Nonresidential	22.1%	23.0%	23.1%	22.5%	21.2%
Commercial business	3.5%	3.8%	4.2%	5.1%	3.1%
Construction	1.9%	2.0%	1.8%	1.6%	0.4%
Total commercial loans	69.3%	71.3%	71.8%	71.4%	70.0%
One- to four-family residential mortgage loans	29.7%	27.4%	26.8%	27.1%	28.1%
Consumer loans:
Home equity loans and lines of credit	0.9%	1.2%	1.3%	1.4%	1.8%
Other consumer loans	0.1%	0.1%	0.1%	0.1%	0.1%
Total consumer loans	1.0%	1.3%	1.4%	1.5%	1.9%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$-	$2	$-	$238	$5
Nonaccrual loans	79,767	71,416	71,472	44,837	36,691
Total nonperforming loans	79,767	71,418	71,472	45,075	36,696
Other real estate owned	178	178	178	178	178
Total nonperforming assets	$79,945	$71,596	$71,650	$45,253	$36,874

Nonperforming loans (% total loans)	1.64%	1.49%	1.48%	0.91%	0.82%
Nonperforming assets (% total assets)	1.10%	0.97%	0.98%	0.62%	0.55%

Allowance for credit losses on loans (ACL):
ACL to total loans	1.19%	1.32%	1.30%	1.30%	0.82%
ACL to nonperforming loans	72.92%	89.28%	88.69%	143.89%	101.72%
Net charge offs	$656	$750	$109	$67	$38
Average net charge off rate (annualized)	0.05%	0.06%	0.01%	0.01%	0.00%

	At
Supplemental Balance Sheet Highlights	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2021	2021	2020	2020	2020
Funding by type:
Deposits:
Non-interest-bearing deposits	$593,718	$545,746	$518,828	$487,710	$419,138
Interest-bearing demand	1,902,478	1,923,184	1,752,699	1,561,135	1,264,151
Savings	1,111,364	1,105,481	1,075,122	1,025,245	906,597
Certificates of deposit	1,877,746	1,800,041	1,965,964	1,965,822	1,840,396
Interest-bearing deposits	4,891,588	4,828,706	4,793,785	4,552,202	4,011,144
Total deposits	5,485,306	5,374,452	5,312,613	5,039,912	4,430,282

Borrowings:
Federal Home Loan Bank advances	665,876	865,763	865,651	1,077,540	1,167,429
Overnight borrowings	20,000	-	-	-	-
Depositor sweep accounts	-	-	-	-	5,736
Total borrowings	685,876	865,763	865,651	1,077,540	1,173,165

Total funding	$6,171,182	$6,240,215	$6,178,264	$6,117,452	$5,603,447

Loans as a % of deposits	87.7%	88.2%	89.9%	97.4%	101.2%
Deposits as a % of total funding	88.9%	86.1%	86.0%	82.4%	79.1%
Borrowings as a % of total funding	11.1%	13.9%	14.0%	17.6%	20.9%

Funding by source:
Retail funding:
Non-interest-bearing deposits	$593,718	$545,746	$518,828	$487,710	$419,138
Interest-bearing demand	1,902,478	1,923,184	1,752,699	1,561,135	1,264,151
Savings	1,111,364	1,105,481	1,075,122	1,025,245	906,597
Certificates of deposit	1,398,808	1,508,494	1,658,277	1,775,189	1,773,257
Total retail deposits	5,006,368	5,082,905	5,004,926	4,849,279	4,363,143
Depositor sweep accounts	-	-	-	-	5,736
Total retail funding	5,006,368	5,082,905	5,004,926	4,849,279	4,368,879

Wholesale funding:
Certificates of deposit (listing service)	$20,322	$32,952	$43,112	$57,251	$35,760
Certificates of deposit (brokered)	458,616	258,595	264,575	133,382	31,379
Total wholesale deposits	478,938	291,547	307,687	190,633	67,139
FHLB advances	665,876	865,763	865,651	1,077,540	1,167,429
Overnight borrowings	20,000	-	-	-	-
Total wholesale funding	1,164,814	1,157,310	1,173,338	1,268,173	1,234,568

Total funding	$6,171,182	$6,240,215	$6,178,264	$6,117,452	$5,603,447

Retail funding as a % of total funding	81.1%	81.5%	81.0%	79.3%	78.0%
Wholesale funding as a % of total funding	18.9%	18.5%	19.0%	20.7%	22.0%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2021	2021	2020	2020	2020
Interest income
Loans	$47,562	$49,307	$49,466	$52,180	$46,192
Taxable investment securities	8,304	7,891	7,707	7,336	9,769
Tax-exempt investment securities	355	410	433	454	487
Other interest-earning assets	549	705	787	914	903
Total interest income	56,770	58,313	58,393	60,884	57,351

Interest expense
Deposits	5,156	6,670	8,647	11,062	12,439
Borrowings	3,451	4,012	5,193	5,660	4,462
Total interest expense	8,607	10,682	13,840	16,722	16,901
Net interest income	48,163	47,631	44,553	44,162	40,450
(Reversal of) provision for credit losses	(4,941)	1,126	(1,365)	4,059	174
Net interest income after (reversal of) provision for credit losses	53,104	46,505	45,918	40,103	40,276

Non-interest income
Fees and service charges	1,325	1,325	1,896	1,076	1,696
Gain (loss) on sale and call of securities	313	18	813	(377)	19
Gain on sale of loans	363	943	2,378	1,890	1,348
Income from bank owned life insurance	1,545	1,530	1,596	1,596	1,537
Electronic banking fees and charges	452	456	404	405	325
Bargain purchase gain	-	-	-	3,053	-
Other income	400	1,194	67	90	77
Total non-interest income	4,398	5,466	7,154	7,733	5,002

Non-interest expense
Salaries and employee benefits	17,777	16,965	17,081	16,977	15,527
Net occupancy expense of premises	2,998	3,433	3,120	3,122	2,688
Equipment and systems	3,575	3,823	3,902	3,570	2,948
Advertising and marketing	581	567	513	500	751
Federal deposit insurance premium	490	488	490	472	286
Directors' compensation	749	748	748	748	769
Merger-related expenses	-	-	-	4,349	447
Debt extinguishment expenses	-	-	796	-	-
Other expense	5,816	3,792	3,860	3,835	3,475
Total non-interest expense	31,986	29,816	30,510	33,573	26,891
Income before income taxes	25,516	22,155	22,562	14,263	18,387
Income taxes	7,033	5,732	5,614	2,884	4,698
Net income	$18,483	$16,423	$16,948	$11,379	$13,689

Net income per common share (EPS)
Basic	$0.24	$0.20	$0.20	$0.13	$0.17
Diluted	$0.24	$0.20	$0.20	$0.13	$0.17

Dividends declared
Cash dividends declared per common share	$0.10	$0.09	$0.08	$0.08	$0.08
Cash dividends declared	$7,710	$7,205	$6,706	$6,917	$6,449
Dividend payout ratio	41.7%	43.9%	39.6%	60.8%	47.1%

Weighted average number of common shares outstanding
Basic	77,658	80,673	85,120	86,008	80,678
Diluted	77,680	80,690	85,123	86,009	80,680

	For the three months ended
Average Balance Sheet Data	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2021	2021	2020	2020	2020
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,817,980	$4,816,592	$4,871,268	$4,958,293	$4,567,229
Taxable investment securities	1,720,838	1,674,223	1,544,095	1,350,511	1,369,014
Tax-exempt investment securities	63,047	73,573	79,044	82,603	89,263
Other interest-earning assets	117,212	169,291	266,114	247,543	141,964
Total interest-earning assets	6,719,077	6,733,679	6,760,521	6,638,950	6,167,470
Non-interest-earning assets	609,762	617,440	632,084	624,252	605,876
Total assets	$7,328,839	$7,351,119	$7,392,605	$7,263,202	$6,773,346

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$1,930,193	$1,831,617	$1,683,222	$1,464,238	$1,189,044
Savings	1,118,402	1,084,981	1,058,675	1,006,075	876,580
Certificates of deposit	1,934,650	1,904,234	1,899,406	1,988,689	1,879,039
Total interest-bearing deposits	4,983,245	4,820,832	4,641,303	4,459,002	3,944,663
Borrowings:
Federal Home Loan Bank advances	665,802	865,690	1,057,958	1,130,836	1,202,522
Other borrowings	6,670	-	-	3,568	96,770
Total borrowings	672,472	865,690	1,057,958	1,134,404	1,299,292
Total interest-bearing liabilities	5,655,717	5,686,522	5,699,261	5,593,406	5,243,955
Non-interest-bearing liabilities:
Non-interest-bearing deposits	566,632	525,018	502,479	479,141	380,067
Other non-interest-bearing liabilities	52,292	57,018	73,683	79,620	72,007
Total non-interest-bearing liabilities	618,924	582,036	576,162	558,761	452,074
Total liabilities	6,274,641	6,268,558	6,275,423	6,152,167	5,696,029
Stockholders' equity	1,054,198	1,082,561	1,117,182	1,111,035	1,077,317
Total liabilities and stockholders' equity	$7,328,839	$7,351,119	$7,392,605	$7,263,202	$6,773,346

Average interest-earning assets to average interest-bearing liabilities	118.80%	118.41%	118.62%	118.69%	117.61%

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Performance Ratio Highlights	2021	2021	2020	2020	2020
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	3.95%	4.09%	4.06%	4.21%	4.05%
Taxable investment securities	1.93%	1.89%	2.00%	2.17%	2.85%
Tax-exempt investment securities (1)	2.25%	2.23%	2.19%	2.20%	2.18%
Other interest-earning assets	1.87%	1.67%	1.18%	1.48%	2.54%
Total interest-earning assets	3.38%	3.46%	3.45%	3.67%	3.72%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.27%	0.34%	0.47%	0.60%	0.72%
Savings	0.15%	0.21%	0.33%	0.57%	0.81%
Certificates of deposit	0.71%	0.96%	1.22%	1.50%	1.82%
Total interest-bearing deposits	0.41%	0.55%	0.75%	0.99%	1.26%
Borrowings:
Federal Home Loan Bank advances	2.07%	1.85%	1.96%	2.00%	1.47%
Other borrowings	0.07%	0.00%	0.00%	0.04%	0.13%
Total borrowings	2.05%	1.85%	1.96%	2.00%	1.37%
Total interest-bearing liabilities	0.61%	0.75%	0.97%	1.20%	1.29%

Interest rate spread (2)	2.77%	2.71%	2.48%	2.47%	2.43%
Net interest margin (3)	2.87%	2.83%	2.64%	2.66%	2.62%

Non-interest income to average assets (annualized)	0.24%	0.30%	0.39%	0.43%	0.30%
Non-interest expense to average assets (annualized)	1.75%	1.62%	1.65%	1.85%	1.59%

Efficiency ratio (4)	60.86%	56.15%	59.01%	64.69%	59.16%

Return on average assets (annualized)	1.01%	0.89%	0.92%	0.63%	0.81%
Return on average equity (annualized)	7.01%	6.07%	6.07%	4.10%	5.08%
Return on average tangible equity (annualized) (5)	8.81%	7.57%	7.52%	5.08%	6.35%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2021	2021	2020	2020	2020
Adjusted net income:
Net income (GAAP)	$18,483	$16,423	$16,948	$11,379	$13,689
Non-recurring transactions - net of tax:
Bargain purchase gain	-	-	-	(3,053)	-
Provision for credit losses on non-PCD loans	-	-	-	3,563	-
Merger-related expenses	-	-	-	3,123	426
Branch consolidation expenses and impairment charges	870	264	243	-	-
Net effect of sales and calls of securities	(220)	(13)	(571)	-	-
Debt extinguishment expenses	-	-	558	-	-
Reversal of income tax valuation allowance	(12)	-	(523)	-	-
Net effect of sales of other assets	(144)	(587)	-	-	-
Adjusted net income	$18,977	$16,087	$16,655	$15,012	$14,115

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$18,483	$16,423	$16,948	$11,379	$13,689
Adjustments to net income (GAAP):
Provision for income taxes	7,033	5,732	5,614	2,884	4,698
(Reversal of) provision for credit losses	(4,941)	1,126	(1,365)	4,059	174
Pre-tax, pre-provision net revenue (non-GAAP)	$20,575	$23,281	$21,197	$18,322	$18,561

Adjusted earnings per share:
Weighted average common shares - basic	77,658	80,673	85,120	86,008	80,678
Weighted average common shares - diluted	77,680	80,690	85,123	86,009	80,680

Earnings per share - basic (GAAP)	$0.24	$0.20	$0.20	$0.13	$0.17
Earnings per share - diluted (GAAP)	$0.24	$0.20	$0.20	$0.13	$0.17

Adjusted earnings per share - basic (non-GAAP)	$0.24	$0.20	$0.20	$0.17	$0.17
Adjusted earnings per share - diluted (non-GAAP)	$0.24	$0.20	$0.20	$0.17	$0.17

Adjusted return on average assets:
Total average assets	$7,328,839	$7,351,119	$7,392,605	$7,263,202	$6,773,346

Return on average assets (GAAP)	1.01%	0.89%	0.92%	0.63%	0.81%
Adjusted return on average assets (non-GAAP)	1.04%	0.88%	0.90%	0.83%	0.83%

Adjusted return on average equity:
Total average equity	$1,054,198	$1,082,561	$1,117,182	$1,111,035	$1,077,317

Return on average equity (GAAP)	7.01%	6.07%	6.07%	4.10%	5.08%
Adjusted return on average equity (non-GAAP)	7.20%	5.94%	5.96%	5.40%	5.24%

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2021	2021	2020	2020	2020
Adjusted return on average tangible equity:
Total average equity	$1,054,198	$1,082,561	$1,117,182	$1,111,035	$1,077,317
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(3,825)	(4,045)	(4,317)	(4,341)	(4,124)
	$839,478	$867,621	$901,970	$895,799	$862,298

Return on average tangible equity (non-GAAP)	8.81%	7.57%	7.52%	5.08%	6.35%
Adjusted return on average tangible equity (non-GAAP)	9.04%	7.42%	7.39%	6.70%	6.55%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$31,986	$29,816	$30,510	$33,573	$26,891
Non-recurring transactions:
Merger-related expenses	-	-	-	(4,349)	(447)
Branch consolidation expenses and impairment charges	(1,239)	(375)	(347)	-	-
Debt extinguishment expenses	-	-	(796)	-	-
Non-interest expense (non-GAAP)	$30,747	$29,441	$29,367	$29,224	$26,444

Non-interest expense ratio (GAAP)	1.75%	1.62%	1.65%	1.85%	1.59%
Adjusted non-interest expense ratio (non-GAAP)	1.68%	1.60%	1.59%	1.61%	1.56%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$30,747	$29,441	$29,367	$29,224	$26,444

Net interest income (GAAP)	$48,163	$47,631	$44,553	$44,162	$40,450
Total non-interest income (GAAP)	4,398	5,466	7,154	7,733	5,002
Non-recurring transactions:
Net effect of sales and calls of securities	(313)	(18)	(813)	-	-
Bargain purchase gain	-	-	-	(3,053)	-
Net effect of sales of other assets	(205)	(837)	-	-	-
Total revenue (non-GAAP)	$52,043	$52,242	$50,894	$48,842	$45,452

Efficiency ratio (GAAP)	60.86%	56.15%	59.01%	64.69%	59.16%
Adjusted efficiency ratio (non-GAAP)	59.08%	56.36%	57.70%	59.83%	58.18%

Reconciliation of GAAP to Non-GAAP	For the year ended
(Dollars in Thousands,	June 30,	June 30,
Except Per Share Data, Unaudited)	2021	2020
Adjusted net income:
Net income (GAAP)	$63,233	$44,965
Non-recurring transactions - net of tax:
Bargain purchase gain	(3,053)	-
Provision for credit losses on non-PCD loans	3,563	-
Merger-related expenses	3,123	878
Branch consolidation expenses and impairment charges	1,377	749
Net effect of sales and calls of securities	(804)	(1,575)
Debt extinguishment expenses	558	1,520
Reversal of income tax valuation allowance	(535)	(591)
Net effect of sales of other assets	(731)	-
Tax benefit arising from the adoption of the CARES Act provisions	-	(1,624)
Adjusted net income	$66,731	$44,322

Calculation of pre-tax, pre-provision income:
Net income (GAAP)	$63,233	$44,965
Adjustments to net income (GAAP):
Provision for income taxes	21,263	12,287
(Reversal of) provision for credit losses	(1,121)	4,197
Pre-tax, pre-provision income	$83,375	$61,449

Adjusted earnings per share:
Weighted average common shares - basic	82,387	82,409
Weighted average common shares - diluted	82,391	82,430

Earnings per share - basic (GAAP)	$0.77	$0.55
Earnings per share - diluted (GAAP)	$0.77	$0.55

Adjusted earnings per share - basic (non-GAAP)	$0.81	$0.54
Adjusted earnings per share - diluted (non-GAAP)	$0.81	$0.54

Adjusted return on average assets:
Total average assets	$7,333,861	$6,689,245

Return on average assets (GAAP)	0.86%	0.67%
Adjusted return on average assets (non-GAAP)	0.91%	0.66%

Adjusted return on average equity:
Total average equity	$1,091,393	$1,096,325

Return on average equity (GAAP)	5.79%	4.10%
Adjusted return on average equity (non-GAAP)	6.11%	4.04%

Adjusted return on average tangible equity:
Total average equity	$1,091,393	$1,096,325
Less: average goodwill	(210,895)	(210,895)
Less: average other intangible assets	(4,133)	(4,564)
	$876,365	$880,866

Return on average tangible equity (non-GAAP)	7.22%	5.10%
Adjusted return on average tangible equity (non-GAAP)	7.61%	5.03%

	For the year ended
Reconciliation of GAAP to Non-GAAP	June 30,	June 30,
(Dollars in Thousands, Unaudited)	2021	2020
Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$125,885	$107,624
Non-routine transactions:
Merger-related expenses	(4,349)	(951)
Branch consolidation expenses and impairment charges	(1,961)	(720)
Debt extinguishment expenses	(796)	(2,156)
Non-interest expense (non-GAAP)	$118,779	$103,797

Non-interest expense ratio (GAAP)	1.72%	1.61%
Adjusted non-interest expense ratio (non-GAAP)	1.62%	1.55%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$118,779	$103,797

Net interest income (GAAP)	$184,509	$149,354
Total non-interest income (GAAP)	24,751	19,719
Non-routine transactions:
Net effect of sales and calls of securities	(1,144)	(2,234)
Bargain purchase gain	(3,053)	-
Net effect of sales of other assets	(1,042)	342
Total revenue (non-GAAP)	$204,021	$167,181

Efficiency ratio (GAAP)	60.16%	63.66%
Adjusted efficiency ratio (non-GAAP)	58.22%	62.09%